Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	06/30/03	09/30/03	12/31/03	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05
ASSETS

Cash and Cash Equivalents	$212,674	$209,695	$174,939	$154,178	$170,940	$165,191	$136,468	$146,861	$176,425
Securities Available For Sale	1,769,715	1,653,114	1,588,151	1,473,497	1,412,206	1,458,149	1,446,221	1,409,434	1,363,180
FRB and FHLB Stock	24,356	24,352	20,753	20,753	12,240	19,243	19,243	19,352	19,352
Loans Held For Sale	97,500	95,777	25,262	32,276	49,497	35,723	33,535	22,131	22,611

Loans:
Commercial	632,816	633,221	658,615	686,304	740,410	770,933	801,369	812,050	831,537
Municipal	54,917	106,512	87,080	92,338	66,533	105,781	106,120	98,128	79,070
Multi-Family	167,363	172,419	176,478	182,085	189,589	181,622	182,541	180,632	185,920
Commercial Real Estate	1,324,943	1,375,027	1,430,945	1,485,031	1,505,880	1,558,221	1,590,457	1,651,247	1,736,665
Construction	113,044	143,515	140,801	138,497	129,901	143,871	174,283	133,799	124,648
Residential Real Estate	781,715	724,749	700,671	666,753	667,676	685,714	688,017	712,133	733,472
Home Equity Credit Lines	249,943	258,664	270,959	277,062	276,640	287,479	294,656	297,649	307,866
Consumer	272,085	267,615	259,135	252,097	249,208	246,889	239,750	242,239	255,239

Total Loans	3,596,826	3,681,722	3,724,684	3,780,167	3,825,837	3,980,510	4,077,193	4,127,877	4,254,417
Less: Allowance for Loan Losses	(57,591)	(59,171)	(57,464)	(57,500)	(57,969)	(58,598)	(59,031)	(59,811)	(60,805)

Net Loans	3,539,235	3,622,551	3,667,220	3,722,667	3,767,868	3,921,912	4,018,162	4,068,066	4,193,612

Acrrued Interest Receivable	30,208	29,277	29,124	25,582	27,376	26,607	28,956	28,443	29,689
Other Real Estate Owned	30	52	100	36	47	987	109	17	5
Other Assets	46,571	62,512	71,536	57,095	71,534	66,069	64,861	66,729	78,624
Premises and Equipment, net	73,742	74,562	72,130	72,273	72,805	73,927	74,271	72,336	71,632
Mortgage Servicing Rights	8,686	10,615	12,265	10,866	12,562	12,119	11,826	12,074	12,073
Identified Intangibles	24,243	23,488	22,733	21,978	21,972	21,196	20,422	19,648	18,983
Goodwill	215,721	216,431	216,431	216,431	216,697	216,697	216,136	216,136	216,136

Total Assets	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227	$6,202,322

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$864,526	$880,354	$898,920	$848,758	$891,244	$907,396	$890,561	$881,954	$934,234
Savings	512,775	523,497	517,789	526,625	541,138	534,286	519,623	514,215	502,525
NOW	923,572	912,563	899,018	894,575	912,175	903,307	890,701	898,720	908,148
CMAs / Money Market	1,468,731	1,617,176	1,604,138	1,472,377	1,491,522	1,603,059	1,577,474	1,527,753	1,418,634
Certificates of Deposit Less than $100,000	848,320	822,634	789,066	780,940	779,492	755,494	752,828	781,111	829,117
Certificates of Deposit $100,000 and Over	249,250	262,137	260,960	311,067	298,721	388,935	407,543	459,410	551,777

Total Deposits	4,867,174	5,018,361	4,969,891	4,834,342	4,914,292	5,092,477	5,038,730	5,063,163	5,144,435

Securities Sold Under Agreements to Repurchase	104,543	79,510	78,980	76,051	75,016	71,056	76,716	91,443	56,775
Other Borrowings	419,484	285,857	208,454	236,446	204,122	182,450	279,755	254,418	296,903
Accrued Expenses and Other Liabilities	83,829	64,427	63,368	61,308	54,452	60,769	54,752	54,721	64,466

Total Liabilities	5,475,030	5,448,155	5,320,693	5,208,147	5,247,882	5,406,752	5,449,953	5,463,745	5,562,579

Stockholders’ Equity:
Common Stock	50,168	50,168	50,178	50,196	50,202	50,202	50,204	50,207	50,210
Surplus	245,940	246,181	246,938	247,464	248,241	248,828	249,036	248,864	249,117
Retained earnings	316,472	329,035	341,441	351,569	361,623	372,980	384,679	395,410	407,865
Treasury, at cost	(81,543)	(80,951)	(78,579)	(76,058)	(72,967)	(71,017)	(69,246)	(68,233)	(67,657)
Accumulated Other Comprehensive Income:
Unrealized gains on securities available for sale	36,375	25,610	15,595	21,964	(3,772)	5,377	672	(13,747)	(4,978)
Accrued minimum pension liability, net of tax	(3,829)	—	—	—	—	—	—	—	—
Director’s Deferred Compensation to be Settled in Stock	4,111	4,266	4,413	4,381	4,562	4,720	4,930	4,996	5,197
Unearned Portion of Employee Restricted Stock	(43)	(38)	(35)	(31)	(27)	(22)	(18)	(15)	(11)

Total Stockholders’ Equity	567,651	574,271	579,951	599,485	587,862	611,068	620,257	617,482	639,743

Total Liabilities and Stockholders’ Equity	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227	$6,202,322

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR 06/30/03	QTR 09/30/03	QTR 12/31/03	QTR 03/31/04	QTR 06/30/04	QTR 09/30/04	QTR 12/31/04	QTR 03/31/05	QTR 06/30/05
Interest Income:
Loans	$52,543	$49,434	$49,878	$49,254	$50,461	$53,090	$56,302	$58,151	$62,786
Investments:
Taxable	18,511	17,648	17,176	15,580	14,757	14,807	15,269	15,043	14,809
Tax-favored	42	61	13	13	13	13	14	13	14
Short-term investments	123	88	71	7	52	59	76	5	6

Total Interest Income	71,219	67,231	67,138	64,854	65,283	67,969	71,661	73,212	77,615

Interest Expense:
Deposits	11,264	9,605	8,507	8,189	8,539	9,411	10,300	11,268	14,193
Borrowings	3,855	2,965	2,277	1,954	1,820	1,889	2,167	2,959	3,342

Total Interest Expense	15,119	12,570	10,784	10,143	10,359	11,300	12,467	14,227	17,535

Net Interest Income	56,100	54,661	56,354	54,711	54,924	56,669	59,194	58,985	60,080
Provision for Loan Losses	2,050	2,050	1,025	427	1,100	1,025	1,825	1,075	1,400

Net Interest Income after Provision for Loan Losses	54,050	52,611	55,329	54,284	53,824	55,644	57,369	57,910	58,680

Noninterest Income:
Investment Management and Trust	5,155	5,270	5,444	5,296	5,476	5,528	5,322	4,971	5,003
Service Charges on Deposits	4,735	4,583	4,686	4,691	4,775	4,241	4,179	4,041	4,093
Mortgage Servicing	(829)	1,275	592	(767)	1,348	(162)	(260)	355	209
Gains on Sales of Loans, Net	6,099	6,959	4,272	1,901	2,895	2,261	2,604	2,131	2,003
Gains (Losses) on Sales of Securities	9,054	3,305	3,031	1,802	240	186	107	0	(1)
Loss on Prepayments of Borrowings	0	(2,154)	(916)	(1,194)	0	0	0	0	0
Credit Card, Net	970	1,149	1,057	908	1,022	1,146	1,074	975	1,131
Insurance Commissions, Net	1,531	2,041	1,501	2,626	1,728	1,389	1,223	2,364	1,526
Other	3,069	2,570	3,327	2,740	3,154	3,252	2,674	2,722	3,212

Total Noninterest Income	29,784	24,998	22,994	18,003	20,638	17,841	16,923	17,559	17,176

Noninterest Expense:
Salaries	23,668	23,234	22,248	20,879	21,786	20,652	21,302	21,676	21,798
Employee Benefits	5,145	5,419	5,157	5,971	5,679	5,027	5,281	6,479	4,238
Net Occupancy	6,198	5,977	5,603	6,026	5,752	5,481	5,410	6,326	6,024
Data Processing	2,161	2,319	2,404	2,293	1,985	994	916	775	810
Amortization of Intangibles	727	755	755	755	772	776	774	774	664
Conversion and Restructuring Charges	6,800	0	2,169	152	1,318	505	291	0	0
Other	9,561	9,154	9,741	8,526	8,671	9,376	9,022	9,410	9,846

Total Noninterest Expense	54,260	46,858	48,077	44,602	45,963	42,811	42,996	45,440	43,380

Income Before Income Taxes	29,574	30,751	30,246	27,685	28,499	30,674	31,296	30,029	32,476
Income Tax Expense	10,947	10,887	10,528	10,218	10,345	11,196	11,268	10,947	11,670

Net Income	$18,627	$19,864	$19,718	$17,467	$18,154	$19,478	$20,028	$19,082	$20,806

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 6/30/2003	QTD 9/30/2003	QTD 12/31/2003	QTD 3/31/2004	QTD 6/30/2004	QTD 9/30/2004	QTD 12/31/2004	QTD 3/31/2005	QTD 6/30/2005
Per Common Share
Earnings, Basic	$0.41	$0.43	$0.43	$0.38	$0.40	$0.42	$0.43	$0.41	$0.45
Earnings, Diluted	0.41	0.43	0.43	0.37	0.39	0.42	0.43	0.41	0.44
Dividends	0.16	0.16	0.16	0.16	0.18	0.18	0.18	0.18	0.18

Book Value	12.44	12.58	12.66	13.05	12.74	13.21	13.38	13.31	13.78
Tangible Book Value	7.18	7.32	7.44	7.86	7.57	8.07	8.28	8.23	8.71

Credit Quality
Nonperforming Assets (including OREO)	$17,970	$18,011	$14,431	$20,657	$20,624	$21,565	$20,024	$20,692	$23,150
90 Days past due and still accruing	1,921	3,021	4,029	3,201	3,777	3,140	2,604	4,543	1,981

Total	19,891	21,032	18,460	23,858	24,401	24,705	22,628	25,235	25,131
Nonperforming Assets to Loans Plus OREO	0.50%	0.49%	0.39%	0.55%	0.54%	0.54%	0.49%	0.50%	0.54%
Allowance to Loans	1.60%	1.61%	1.54%	1.52%	1.52%	1.47%	1.45%	1.45%	1.43%
Allowance to Nonperforming Loans (excluding OREO)	321.01%	329.48%	400.99%	278.85%	281.70%	284.76%	296.41%	289.29%	262.71%

Gross Charge-offs	$2,373	$1,239	$4,176	$1,251	$1,433	$1,654	$2,821	$1,154	$1,313
Gross Recoveries	1,206	769	1,444	860	802	1,258	1,428	859	907

Net Charge-offs	$1,167	$470	$2,732	$391	$631	$396	$1,393	$295	$406

Net Charge-off Ratio	0.03%	0.01%	0.08%	0.01%	0.02%	0.01%	0.03%	0.01%	0.01%

Average Balance Sheet Data
Securities	$1,760,773	$1,708,629	$1,647,313	$1,530,534	$1,449,419	$1,440,938	$1,495,302	$1,450,210	$1,409,045
Loans, Net	3,638,769	3,693,594	3,697,490	3,701,494	3,777,039	3,892,431	4,000,917	4,057,647	4,174,491
Earning Assets	5,456,572	5,496,829	5,446,055	5,292,868	5,294,057	5,414,750	5,572,226	5,568,124	5,644,833
Total Assets	5,943,041	5,974,552	5,960,054	5,792,012	5,799,583	5,930,272	6,089,616	6,060,179	6,143,001
Deposits	4,797,953	4,941,066	5,033,498	4,808,334	4,868,682	5,017,991	5,128,344	5,000,949	5,085,064
Borrowings	512,230	409,621	298,478	339,983	290,730	267,323	291,919	386,613	367,617
Stockholders’ Equity	560,209	555,567	572,512	586,788	589,067	591,137	615,420	621,276	629,042

Common Shares Outstanding	45,621,163	45,653,675	45,795,688	45,954,210	46,134,686	46,241,091	46,341,819	46,401,555	46,437,041
Weighted Average Common Shares Outstanding	45,594,304	45,636,813	45,728,818	45,898,854	46,045,415	46,188,260	46,293,418	46,384,816	46,414,471
Weighted Average Common and Common Equivalent Shares Outstanding	45,955,948	46,070,698	46,390,625	46,522,363	46,557,193	46,863,102	46,959,927	46,918,134	46,900,608

Return on Average Tangible Equity	23.13%	25.07%	23.63%	20.38%	21.01%	22.13%	21.25%	20.35%	21.37%
Return on Average Equity	13.34%	14.19%	13.66%	11.97%	12.40%	13.11%	12.95%	12.46%	13.27%
Return on Average Tangible Assets	1.34%	1.41%	1.40%	1.30%	1.35%	1.40%	1.39%	1.36%	1.44%
Return on Average Assets	1.26%	1.32%	1.31%	1.21%	1.26%	1.31%	1.31%	1.28%	1.36%
Net Yield on Earning Assets	4.14%	3.98%	4.14%	4.17%	4.18%	4.20%	4.27%	4.30%	4.29%
Efficiency Ratio	60.70%	59.87%	59.58%	60.34%	58.05%	56.87%	55.64%	58.07%	57.14%

Tangible Capital Ratio	5.65%	5.78%	6.02%	6.48%	6.24%	6.46%	6.58%	6.53%	6.78%
Leverage Ratio	7.22%	7.49%	7.79%	8.28%	8.22%	8.39%	8.42%	8.66%	8.78%
Tier 1 Capital Ratio	9.28%	9.72%	10.07%	10.36%	10.46%	10.51%	10.44%	10.46%	10.56%
Total Capital Ratio	10.53%	10.97%	11.32%	11.61%	11.73%	11.76%	11.64%	11.65%	11.75%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended June 30, 2005

	2005			2004
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$824,571	$13,177	6.41%	$715,030	$9,561	5.38%
Municipal	104,333	904	3.46%	88,460	676	3.06%
Real Estate:
Residential	1,232,497	17,736	5.76%	1,163,196	15,197	5.24%
Commercial	1,682,311	25,586	6.10%	1,497,110	19,965	5.36%
Construction	143,347	2,287	6.40%	124,017	1,565	5.08%

Total Real Estate	3,058,155	45,609	5.98%	278,323	36,727	5.30%

Consumer	247,824	3,487	5.64%	247,169	3,778	6.15%

Total Loans	4,234,883	63,177	5.98%	3,834,982	50,742	5.32%

Investments:
Taxable	1,407,753	14,808	4.21%	1,448,125	14,757	4.08%
Tax-Favored Securities	1,292	20	6.28%	1,294	20	6.34%
Interest-Bearing Deposits in Banks	193	1	2.33%	150	—	1.04%
Federal Funds Sold	712	5	2.73%	9,506	50	2.12%

Total Interest-Earning Assets	5,644,833	78,011	5.54%	5,294,057	65,569	4.97%

NonInterest-Earning Assets	558,560			563,468
Allowance for Loan Losses	(60,392)			(57,942)

Total Assets	$6,143,001			$5,799,583

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	507,280	517	0.41%	527,304	399	0.30%
Now	876,506	970	0.44%	894,578	593	0.27%
CMA/Money Market	1,483,042	4,566	1.23%	1,506,059	2,637	0.70%
Certificates of Deposit less than $100,000	805,106	4,553	2.27%	777,550	3,604	1.86%
Certificates of Deposit $100,000 and over	524,038	3,587	2.75%	301,141	1,306	1.74%

Total Interest-Bearing Deposits	4,195,972	14,193	1.36%	4,006,632	8,539	0.86%

Borrowings	266,041	2,834	4.27%	222,299	1,682	3.04%
Repos	101,576	508	2.01%	68,431	138	0.81%

Total Interest-Bearing Liabilities	4,563,589	17,535	1.54%	4,297,362	10,359	0.97%

NonInterest-Bearing Liabilities:

Demand Deposits	889,092			862,052
Other Liabilities	61,278			51,102

Total Liabilities	5,513,959			5,210,516

Stockholders’ Equity	629,042			589,067

Total Liabilities and Stockholders’ Equity	$6,143,001			$5,799,583

Net Interest Income		$60,476			$55,210

Interest Rate Spread (2)			4.00%			4.00%

Net Yield on Earning Assets (3)			4.29%			4.18%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Six Months Ended June 30, 2005

	2005			2004
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$810,922	$25,074	6.24%	$685,621	$18,134	5.32%
Municipal	102,082	1,732	3.39%	89,814	1,363	3.03%
Real Estate:
Residential	1,214,412	34,380	5.67%	1,163,492	30,250	5.21%
Commercial	1,651,609	48,993	5.98%	1,473,235	39,380	5.38%
Construction	151,899	4,618	6.13%	132,567	3,336	5.06%

Total Real Estate	3,017,920	87,991	5.87%	2,769,294	72,966	5.29%

Consumer	245,413	6,903	5.67%	250,892	7,813	6.26%

Total Loans	4,176,337	121,700	5.87%	3,795,621	100,275	5.31%

Investments:
Taxable	1,428,222	29,851	4.18%	1,488,681	30,337	4.08%
Tax-Favored Securities	1,293	41	6.47%	1,296	41	6.34%
Interest-Bearing Deposits in Banks	172	2	1.97%	150	1	1.26%
Federal Funds Sold	669	9	2.61%	6,123	57	1.86%

Total Interest-Earning Assets	5,606,693	151,603	5.44%	5,291,871	130,711	4.96%

NonInterest-Earning Assets	555,161			561,661
Allowance for Loan Losses	(59,945)			(57,918)

Total Assets	$6,101,909			$5,795,614

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	513,154	971	0.38%	522,361	812	0.31%
Now	869,783	1,690	0.39%	880,114	1,143	0.26%
CMA/Money Market	1,519,680	8,467	1.12%	1,510,412	5,051	0.67%
Certificates of Deposit less than $100,000	783,136	8,334	2.15%	779,769	7,281	1.88%
Certificates of Deposit $100,000 and over	472,376	5,999	2.56%	290,933	2,441	1.69%

Total Interest-Bearing Deposits	4,158,129	25,461	1.23%	3,983,589	16,728	0.84%

Borrowings	267,759	5,374	4.05%	242,583	3,459	2.87%
Repos	109,304	927	1.71%	72,752	315	0.87%

Total Interest-Bearing Liabilities	4,535,192	31,762	1.41%	4,298,924	20,502	0.96%

NonInterest-Bearing Liabilities:

Demand Deposits	885,206			854,911
Other Liabilities	56,330			53,916

Total Liabilities	5,476,728			5,207,751

Stockholders’ Equity	625,181			587,863

Total Liabilities and Stockholders’ Equity	$6,101,909			$5,795,614

Net Interest Income		$119,841			$110,209

Interest Rate Spread (2)			4.03%			4.00%

Net Yield on Earning Assets (3)			4.29%			4.18%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.